Exhibit 99.1



                                        Joint Filer Information



Name:                            Needham Emerging Growth Partners, L.P.

Address:                         c/o Needham & Company, Inc.
                                 445 Park Avenue
                                 New York, New York  10022

Designated Filer:                Needham & Company, Inc.

Issuer and
Ticker Symbol:                   Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:             December 18, 2003

Relationship to Issuer:          10% Owner

Signature:                       Needham Emerging Growth Partners, L.P.

                                 By:     Needham Management Partners, L.P.,
                                         its general partner

                                         By: /s/ Glen W. Albanese
                                             -----------------------------------
                                             Name:  Glen W. Albanese
                                             Title: General Partner

                                         Joint Filer Information



Name:                            Needham Contrarian Fund, L.P.

Address:                         c/o Needham & Company, Inc.
                                 445 Park Avenue
                                 New York, New York  10022

Designated Filer:                Needham & Company, Inc.

Issuer and
Ticker Symbol:                   Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:             December 18, 2003

Relationship to Issuer:          10% Owner

Signature:                       Needham Contrarian Fund, L.P.

                                 By:     Needham Management Partners, L.P.,
                                         its general partner

                                         By: /s/ Glen W. Albanese
                                             -----------------------------------
                                             Name:  Glen W. Albanese
                                             Title: General Partner

                                      Joint Filer Information



Name:                          Needham Emerging Growth Partners (Caymans), L.P.

Address:                       c/o Needham & Company, Inc.
                               445 Park Avenue
                               New York, New York  10022

Designated Filer:              Needham & Company, Inc.

Issuer and
Ticker Symbol:                 Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:           December 18, 2003

Relationship to Issuer:        10% Owner

Signature:                     Needham Emerging Growth Partners (Caymans), L.P.

                               By:   Needham Management Partners, L.P.,
                                     its general partner


                                      By: /s/ Glen W. Albanese
                                          -------------------------------------
                                          Name:  Glen W. Albanese
                                          Title: General Partner

                                         Joint Filer Information



Name:                            George A. Needham

Address:                         c/o Needham & Company, Inc.
                                 445 Park Avenue
                                 New York, New York  10022

Designated Filer:                Needham & Company, Inc.

Issuer and
Ticker Symbol:                   Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:             December 18, 2003

Relationship to Issuer:          10% Owner

Signature:                       /s/ George A. Needham
                                 -----------------------------------------------
                                 George A. Needham

                                        Joint Filer Information



Name:                            Needham Management Partners, L.P.

Address:                         c/o Needham & Company, Inc.
                                 445 Park Avenue
                                 New York, New York  10022

Designated Filer:                Needham & Company, Inc.

Issuer and
Ticker Symbol:                   Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:             December 18, 2003

Relationship to Issuer:          10% Owner

Signature:                       Needham Management Partners, L.P.


                                 By: /s/ Glen W. Albanese
                                     -------------------------------------------
                                     Name:  Glen W. Albanese
                                     Title: General Partner

                                        Joint Filer Information



Name:                            Needham Capital Partners II, L.P.

Address:                         c/o Needham & Company, Inc.
                                 445 Park Avenue
                                 New York, New York  10022

Designated Filer:                Needham & Company, Inc.

Issuer and
Ticker Symbol:                   Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:             December 18, 2003

Relationship to Issuer:          10% Owner

Signature:                       Needham Capital Partners II, L.P.

                                 By:     Needham Capital Management L.L.C.,
                                         its general partner

                                         By: /s/ Glen W. Albanese
                                             -----------------------------------
                                             Name:  Glen W. Albanese
                                             Title: Member

                                         Joint Filer Information



Name:                         Needham Capital Partners II (Bermuda), L.P.

Address:                      c/o Needham & Company, Inc.
                              445 Park Avenue
                              New York, New York  10022

Designated Filer:             Needham & Company, Inc.

Issuer and
Ticker Symbol:                Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:          December 18, 2003

Relationship to Issuer:       10% Owner

Signature:                    Needham Capital Partners II (Bermuda), L.P.

                              By: Needham Capital Management (Bermuda) L.L.C., its general partner

                                    By: /s/ Glen W. Albanese
                                        ---------------------------------------
                                        Name:  Glen W. Albanese
                                        Title: Member

                                       Joint Filer Information



Name:                            Needham Capital Partners III, L.P.

Address:                         c/o Needham & Company, Inc.
                                 445 Park Avenue
                                 New York, New York  10022

Designated Filer:                Needham & Company, Inc.

Issuer and
Ticker Symbol:                   Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:             December 18, 2003

Relationship to Issuer:          10% Owner

Signature:                       Needham Capital Partners III, L.P.

                                 By: Needham Capital Management L.L.C.,
                                     its general partner

                                     By: /s/ Glen W. Albanese
                                         ---------------------------------------
                                         Name:  Glen W. Albanese
                                         Title: Member

                                         Joint Filer Information



Name:                            Needham Capital Partners IIIA, L.P.

Address:                         c/o Needham & Company, Inc.
                                 445 Park Avenue
                                 New York, New York  10022

Designated Filer:                Needham & Company, Inc.

Issuer and
Ticker Symbol:                   Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:             December 18, 2003

Relationship to Issuer:          10% Owner

Signature:                       Needham Capital Partners IIIA, L.P.

                                 By: Needham Capital Management L.L.C.,
                                     its general partner

                                     By: /s/ Glen W. Albanese
                                         ---------------------------------------
                                         Name:  Glen W. Albanese
                                         Title: Member

                                             Joint Filer Information



Name:                           Needham Capital Partners III (Bermuda), L.P.

Address:                        c/o Needham & Company, Inc.
                                445 Park Avenue
                                New York, New York  10022

Designated Filer:               Needham & Company, Inc.

Issuer and
Ticker Symbol:                  Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:            December 18, 2003

Relationship to Issuer:         10% Owner

Signature:                      Needham Capital Partners III (Bermuda), L.P.

                                By: Needham Capital Management (Bermuda) L.L.C.,
                                    its general partner

                                    By: /s/ Glen W. Albanese
                                        ----------------------------------------
                                        Name:  Glen W. Albanese
                                        Title: Member

                                         Joint Filer Information



Name:                            Needham Capital Management L.L.C.

Address:                         c/o Needham & Company, Inc.
                                 445 Park Avenue
                                 New York, New York  10022

Designated Filer:                Needham & Company, Inc.

Issuer and
Ticker Symbol:                   Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:             December 18, 2003

Relationship to Issuer:          10% Owner

Signature:                       Needham Capital Management L.L.C.


                                 By: /s/ Glen W. Albanese
                                     -------------------------------------------
                                     Name:  Glen W. Albanese
                                     Title: Member

                                            Joint Filer Information



Name:                            Needham Capital Management (Bermuda) L.L.C.

Address:                         c/o Needham & Company, Inc.
                                 445 Park Avenue
                                 New York, New York  10022

Designated Filer:                Needham & Company, Inc.

Issuer and
Ticker Symbol:                   Southwall Technologies Inc. (SWTX)

Date of Event
Requiring Statement:             December 18, 2003

Relationship to Issuer:          10% Owner

Signature:                       Needham Capital Management (Bermuda) L.L.C.


                                 By: /s/ Glen W. Albanese
                                     -------------------------------------------
                                     Name:  Glen W. Albanese
                                     Title: Member